Contingent Liability (Details Narrative)	Nov. 13, 2025 USD ($)
Notes and other explanatory information [abstract]
Contingent liabilities description	One of the underlying assets acquired under these agreements was subsequently assigned to the co-defendant as part of a property swap agreement which closed June 6, 2022. The plaintiff is seeking 125,000 pounds of yellowcake uranium or an equivalent dollar amount of approximately US$10,000,000. The Company intends to vigorously defend the claim, should the Arbitration advance beyond this initial stage, as it considers the obligation for remittance of the 125,000 of yellowcake uranium to be the responsibility of the co-defendant under the terms of the property swap agreement.
Cash payment for acquisition	$ 10,000,000